UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2023

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)
New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 30, 2023, New Jersey Natural Gas Company (“NJNG”), a wholly-owned subsidiary of New Jersey Resources Corporation (“NJR”) issued and sold $50,000,000 of NJNG’s 5.85% Senior Notes, Series 2023B, due October 30, 2053 (the “Notes”) to certain institutional investors in the private placement market pursuant to a previously-announced Note Purchase Agreement, dated September 28, 2023 (the “Note Purchase Agreement”).

The Notes are secured by an equal principal amount of NJNG’s First Mortgage Bonds issued under the Amended and Restated Indenture of Mortgage, Deed of Trust and Security dated September 1, 2014 between NJNG and U.S. Bank National Association, as Trustee, as predecessor in interest to U.S. Bank Trust Company, National Association, in its capacity as Trustee, as heretofore amended and supplemented and further amended and supplemented by the Fourteenth Supplemental Indenture dated as of October 1, 2023. Accordingly, the Notes are secured ratably with NJNG’s First Mortgage Bonds in the collateral pledged to secure such bonds. NJR will not be obligated directly or contingently with respect to the Notes or the First Mortgage Bonds.

The proceeds of the Notes will be used for general corporate purposes, including, but not limited to, the refinancing or retiring short-term debt and funding capital expenditures.

Interest will accrue on the Notes at 5.85% per annum and will be payable on April 30 and October 30 of each year, beginning on April 30, 2024, and ending on the maturity date of October 30, 2053. NJNG may prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the aggregate principal amount so prepaid together with interest accrued thereon to the date of such prepayment and the make-whole amount (as such term is defined in the Note Purchase Agreement) determined for the prepayment date with respect to such principal amount. The Notes will also be subject to required prepayments upon the occurrence of certain events. The Notes will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or under the securities laws of any jurisdiction. The Notes will be subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

The foregoing description of the Fourteenth Supplemental Indenture is qualified in its entirety by reference to the entire Fourteenth Supplemental Indenture attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of the Election of Peter C. Harvey to the NJR Board

On October 30, 2023 (the “Election Date”), the board of directors (the “Board”) of NJR increased the size of the Board from ten to eleven directors and unanimously elected Peter C. Harvey as a director, effective as of the Election Date. Mr. Harvey will stand for re-election as a director at NJR’s Annual Meeting of Shareowners to be held on January 24, 2024 (the “2024 Annual Meeting”).

In connection with his election to the Board, Mr. Harvey will receive cash and equity compensation consistent with the Company’s Non-Employee Director Compensation Plan, as amended. Other than this standard compensation arrangement, there are no arrangements or understandings between Mr. Harvey and any other person pursuant to which he was elected as a director. Mr. Harvey is not party to a transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

NJR issued a press release announcing the election of Mr. Harvey to the Board (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward looking information in this filing includes, but is not limited to, certain statements regarding the use of proceeds of the Notes.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (“SEC”), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Fourteenth Supplemental Indenture, dated as of October 1, 2023, by and between New Jersey Natural Gas Company and U.S. Bank Trust Company, National Association, as Trustee.

99.1	Press Release dated October 31, 2023.

104	Cover page in Inline XBRL format.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: October 31, 2023	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer